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                            MFS(R) WORLD GROWTH FUND
                        a series of MFS Series Trust VIII

                 Supplement to the March 1, 1996 Prospectus and
                       Statement of Additional Information


         As disclosed in its Prospectus under the caption "Management of the Fund," the MFS World Growth Fund has retained Massachusetts Financial Services Company ("MFS") as its investment adviser and MFS has, in turn, retained Oechsle Investment Advisors, L.P. ("Oechsle"), Foreign & Colonial Management Limited ("FCM") and FCM's subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), as sub-advisers to the Fund. The Fund pays an investment advisory fee to MFS and MFS (not the Fund) pays sub-advisory fees to Oechsle and FCM (FCEM is compensated by FCM).

         Under this arrangement, MFS manages the Fund's assets invested in U.S. securities, Oechsle manages the Fund's assets invested in Western Europe, Japan, Australia and New Zealand and FCM and FCEM manage the Fund's assets invested in emerging markets. MFS has overall portfolio management responsibilities and determines the amount of the Fund's assets allocated to these markets.

         MFS has terminated Oechsle as a sub-adviser to the Fund effective October 31, 1996 and will manage the assets of the Fund currently managed by Oechsle commencing November 1, 1996. These assets will be managed by MFS using a committee of investment research analysts. This committee will include investment research analysts employed by MFS and by MFS International (U.K.) Limited, an indirect wholly owned subsidiary of MFS, and investment research analysts employed by FCM and FCEM. MFS has entered into a strategic alliance with FCM and FCEM (see "Management of the Fund" in the Prospectus). The Fund's assets managed in this style will be allocated among countries and industries by the analysts acting together as a group. Individual analysts will then be responsible for selecting what they view as the securities best suited to meet the Fund's investment objective within their assigned geographic and industry responsibilities.

         This change will not affect the manner in which MFS manages the Fund's assets invested in U.S. securities or in which FCM and FCEM manage the Fund's assets invested in emerging markets, and will not affect the amount of the investment management fee the Fund pays to MFS nor the amount of sub-advisory fees that MFS pays FCM (or FCM pays FCEM).



                The Date of this Supplement is October 21, 1996.